As filed with the Securities and Exchange Commission on August 27, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – June 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Semi-Annual Report
 June 30, 2015
(Unaudited)

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Charts and Analysis	9
Schedules of Investments	11
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Additional Information	24

CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Dear Shareholder,

During the six month-reporting period that ended on June 30, 2015, the Chou Opportunity Fund (the “Fund”) returned -10.29% while the S&P 500 Total Return Index (the “S&P 500”) generated a return of 1.23% during the same period. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Reduction of Total Annual Fund Operating Expenses
Chou America Management Inc. has contractually agreed to waive a portion of its fee and/or reimburse Opportunity Fund expenses to limit Total Annual Fund Operating Expenses (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation) to 1.20% through at least May 1, 2016 (“Expense Cap”).

Effective May 1, 2015, the Expense Cap for the Funds changed from 1.50% to 1.20%.

Portfolio Commentary
Our investments in the TARP warrants of Wells Fargo were up during the six-month period, increasing in value from $21.36 as of December 31, 2014 to $22.49 as of June 30, 31, 2015. The TARP warrants of JPMorgan Chase were also up, increasing in value from $20.80 as of December 31, 2014 to $24.75 as of June 30, 2015. The TARP warrants of Bank of America were down, decreasing in value from $7.04 as of December 31, 2014 to $6.17 as of June 30, 2015. TARP warrants have several characteristics that make them appealing long-term investments. Specifically, they are long dated, with most expiring around 2018-2019. This time frame of three-plus years is intended to allow banks the potential to grow their intrinsic value to a high enough level to have an appreciable impact on the strike price of the stock warrant. In addition, we note that the terms of the warrants may require the strike price to be adjusted downward for any quarterly dividend that exceeds a set price. This is rarely seen in a stock warrant. An example: for Bank of America, class 'A' warrants, the strike price is adjusted downward for any quarterly dividend paid exceeding one cent per share. As a group, we still consider them undervalued on a long term basis based upon our belief that the stocks underlying the TARP warrants are still cheap.

Our common stock investment in MBIA Inc. did not perform well because of concerns over its exposure to Puerto Rico's economic and financial situations, decreasing in value to $6.01 as of June 30, 2015 from $9.54 as of December 31, 2014. Although we believe that MBIA is cheap based on book value, it makes it harder to evaluate its intrinsic value when the main operating business has been mothballed for a while. Time is not on the side of investors in that type of business.

Our investments in the common stock of Resolute Forest Products were down during the period. They decreased in value from $16.02 as of December 31, 2014 to $11.25 as of June 30, 2015. We believe this stock is unduly depressed. It has four subsidiaries and the value of just one subsidiary alone, the wood products division, is almost equal to the current stock price.

The common stock of Sears Holdings dropped in value from $32.98 as of December 31, 2014 to $26.70 as of June 30, 2015. As we have indicated before, we believe that Sears Holdings is a misunderstood story. There are many moving parts but we believe Sears Holdings’ intrinsic value lies in its real estate assets. It

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

also has other valuable assets such as Kenmore, Craftsman and Diehard. Being a traditional department store has become a tough business during the last decade but, according to management, Sears is transitioning its historic focus on running a brick and mortar department store into a business that provides and delivers value by serving its members in the manner most convenient for them: whether in store, at home or through digital devices.

In June 2015, as anticipated, Sears Holdings announced that Seritage Growth Properties ("Seritage") has commenced a rights offering for at least 53,298,899 Class A common shares of Seritage.

Under the terms of the rights offering, Sears Holdings is distributing to its stockholders, at no charge, one transferable subscription right for every share of Sears Holdings common stock held of record as of 5:00 p.m., New York City time, on June 11, 2015, the previously announced record date.  Each subscription right entitles the holder thereof to purchase one half of one common share of Seritage for each share of Sears Holdings common stock owned as of the record date at a purchase price of $29.58 per whole share.

The proceeds from the rights offering will be used to fund a portion of the purchase price for the acquisition from Sears Holdings of 235 Sears- and Kmart-branded stores and Sears Holdings' 50% interests in joint ventures with each of Simon Property Group, Inc., General Growth Properties, Inc. and The Macerich Company, which joint ventures collectively hold an additional 31 properties.

Seritage intends to lease the substantial majority of the acquired properties, including those owned by the joint ventures, back to Sears Holdings, with the remaining stores being leased to third parties.  Under the terms of the master leases with Sears Holdings and the joint ventures, Seritage has the right to recapture space from Sears Holdings, allowing Seritage to reconfigure and rent the recaptured space to third-party tenants over time.

We believe that the value of Sears’ real estate allows Eddie Lampert, the controlling shareholder and CEO, the time and money to effect the changes. We are also of the view that what Lampert is doing is the right thing, considering the possible outcomes – if it works, it’ll be a multi-bagger; if the transformation does not work out as expected, we believe the real estate values are high enough that we would not lose money in our investment at current prices after netting out all known liabilities. If real estate was the only play from Lampert’s viewpoint, it seems that he would have liquidated the company a long time ago.

Other negative contributors to the Fund were securities of Overstock.com, Sears Canada and Sears Hometown and Outlet Stores Inc.

We are starting to look at credit default swaps (CDS)
One way of assessing investors' appetite for risk is to check the prices of credit default swaps (CDS). In CDS, one party sells credit protection and the other party buys credit protection. Put another way, one party is selling insurance and the counterparty is buying insurance against the default of a specific third party’s debt.  If the protection buyer does not own debt issued by the third party, then CDS are more appropriately viewed as an investment transaction, rather than a hedging transaction, for the protection buyer notwithstanding the insurance-like features of a CDS.  In most CDS, the protection buyer makes the premium payments over the life of the CDS, frequently on a quarterly basis.

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

We believe that CDS are starting to sell at prices that are becoming interesting. It is not as cheap as it was in 2006-2007 period. We are continuing to monitor CDS prices and may potentially invest in CDS in the future. We are looking at who deals in such investments and we want to examine carefully what counterparty risk we may be exposed to. The mechanics of investing in CDS have changed somewhat from six years ago.

To make money in CDS, you don’t need a default of the third party’s debt. A dislocation in the economy or deterioration in the credit profile of the issuer may cause the CDS price to rise. The negative aspect is that, like insurance, the premium paid for the protection erodes over time and may expire worthless.  There is no guarantee that the Manager will make money for the Fund on any particular CDS or correctly predict an increase of value in any particular CDS.

Debts at Negative Yields
I never thought that in my lifetime that we would ever see a situation in a developed economy when there is a negative yield on interest rates. Earlier this year, Finland floated a five-year notes at a negative yield. It sold 1 billion euros of notes at an interest rate of negative 0.017%. In other words, noteholders or bondholders are willing to pay the government the privilege of holding its notes. And this is not an aberration. Countries like Germany, France, Sweden, Netherland, Belgium and Austria have seen their two-year sovereign debt trading at negative yields.

So, you have come to this ridiculous situation where you can borrow money for free.

The question is, how to capitalize on the situation? There are several possible ways of doing that but one way of seeking to take advantage of this type of situation is through an interest rate swap. An interest rate swap is a derivative contract between two counterparties whereby they agree to exchange one stream of interest payments for another, over a set period of time.

We are still considering the use of interest rate swaps and other similar derivatives.  If we do use these contracts, we will do our best to quantify the risk of loss from these contracts and minimize losses if interest rates do not move in the manner that we anticipate.  Of course, there is no guarantee that our use of these interest rate derivatives will work as intended or that we will accurately predict or analyze the direction of future interest rates.

Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively influence the financial performance of the company. Also, we may enter into some derivative contracts with regard to CDS and interest rate swaps. Because of these factors, the net asset value of the Fund can be volatile. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the investments are relative to their intrinsic value.

Also, at year-end our cash position was approximately 42.1% of net assets. This large cash position may depress returns for a while as we hunt for undervalued investments. Obviously, if there is a severe

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CHOU OPPORTUNITY FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

correction in the market in the near future, it will cushion the Fund against losses while providing us with the wherewithal to buy depressed investments - but for now it could be a drag on returns.

Yours truly,

Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

The views in this report were those of the Fund manager as of June 30, 2015, and may not reflect his view on the date this report is first published or anytime thereafter.  The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.  This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change.  There can be no guarantee of success with any technique, strategy or investment.

The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  One cannot invest directly in an index.

4

CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Dear Shareholder,

During the six month-reporting period that ended on June 30, 2015, the Chou Income Fund (the “Fund”) was down 4.83%, while the Barclay's Capital U.S. Corporate High Yield Index (High Yield Index) generated a return of 5.1% during the same period. The Fund's performance is not necessarily indicative of how the Fund will perform in the future.

From the inception date of July 1, 2010 to June 30, 2015, which is 5 years, the return has been 9.63% compared to 8.0% return for the High Yield Index. However, we caution it is not possible to extrapolate the returns from inception into the future.  As previously explained, the Fund's performance is not necessarily indicative of how the Fund will perform in the future. In fact, we expect that our since inception returns will be virtually impossible to duplicate due to current prices of non-investment grade securities. Also there are other constraints, such as the ability of any investment adviser to be able to recognize a mispriced bond when one comes along. In short, we feel that it is challenging to truly understand the value of most of the universe of debt securities.

Reduction of Total Annual Fund Operating Expenses
Chou America Management Inc. has contractually agreed to waive a portion of its fee and/or reimburse Income Fund expenses to limit Total Annual Fund Operating Expenses (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation) to 1.20% through at least May 1, 2016 (“Expense Cap”).

Effective May 1, 2015, the Expense Cap for the Fund changed from 1.50% to 1.20%.

Portfolio Commentary
Several of our debt securities were up for the six-month period ending June 30, 2015. Atlanticus Holdings Corp debenture rose from 41.875 cents on a dollar as of December 31, 2014 to 47.8185 cents on a dollar as of June 30, 2015.

Rainmaker Entertainment's 8% convertible debenture rose from 110 cents on a dollar as of December 31, 2014 to 120 cents on a dollar as of June 30, 2015. The debenture is priced in Canadian dollars and whatever we gained this period got erased by the strength of the $U.S. against the Canadian dollar.

The debentures mature on March 31, 2016. The convertible debentures were listed on the TSX Venture Exchange and began trading on March 31, 2014 under the trading symbol RNK.DB.

We believe the investment in the 8% convertible debenture will give us a decent return but what we are really excited about is the conversion feature to the common stock at 20 cents. At the time of purchase, we paid no premium to the conversion feature as the common stock was trading at 20 cents. On June 29, 2015, the common stock traded at 30 cents. It did not trade on June 30, 2015. With so many projects on the go, we feel the convertible debenture was attractively priced at the time of purchase.

Several of our smaller positions were up too, such as Emerald Plantation Holdings 6% 2020 debt security and Fortress Paper 6.5% 2016 debt security.

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CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Our main losses came from our investments in the term loans of R.H. Donnelley and Dex Media West. R.H. Donnelley's term loan dropped from 72.25 cents on a dollar as of December 31, 2014 to 51 cents on a dollar as of June 30, 2015. Dex Media West's term loan dropped from 87.96 cents on a dollar as of December 31, 2014 to 68.67 cents on a dollar as of June 30, 2015. At the time we bought into these two companies, we believed they were well covered by their earning power, assets, and covenants that are protective to debt holders. In addition, these term loans come with a cash-flow sweep, which means that any free cash flow remaining after all operational needs are met can be used to buy back debt at 100 cents on a dollar from its holders.

Our losses were somewhat mitigated by the cash flow sweep we received for the period. We continue to believe that at current prices, R.H. Donnelley and Dex Media West are underpriced.

Ascent Capital Group's 4% convertible debenture was down for the period. It dropped from 82.69 cents on a dollar to 77.56 cents on a dollar.

We continue to monitor our purchases of debt securities of three Ukrainian companies, UkrLandFarming PLC, Avangardco Investments and Mriya Agro Holdings. UkrLandFarming PLC operates as an integrated agricultural producer and distributor. The company engages in crops farming, eggs and egg products production, sugar production, as well as cattle and meat production and distribution.

Avangardco Investments is one of the leading agroindustrial companies in Ukraine, focusing on the production of shell eggs and egg products. According to the Pro-Consulting Report, it has a market share of approximately 57% of all industrially produced shell eggs and 91% of all dry egg products produced in Ukraine in 2013.

Mriya Agro Holdings, through its subsidiaries, cultivates agricultural commodities such as wheat, corn, rapeseed, sugar beets, buckwheat, potatoes, and other crops.

For the six-month period, the bonds of UkrLandFarming PlC and Mriya Agro Holdings were up whereas the bonds of Avangardco Investments were down.

Ukraine is in a region that is subject to serious geopolitical risk. Given that, we expect the prices of the bonds we purchased to be volatile and could be subjected to a permanent loss of capital. Strong balance sheet and decent financial operations count but we have to be cognizant of the fact that when investing in a region embroiled by civil war, geopolitics can trump solid financials.

However, the flip side is that you won't find a decent bargain unless the company or the environment they are operating in, has perceived serious issues. We believe that it  is still too early to know whether our foray into Ukraine will continue to be unprofitable in the long term. So far, with the exception of Mriya, we think it is more likely to be a short-term quotational loss and not a permanent loss of capital-of course, there are no guarantees as to future profitability of this or any other holding.

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CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

Non-Investment (or High Yield) grade debt securities - they are not cheap
With the exceptions of some bonds in the energy sector, prices of some non-investment grade bonds in North America do not seem to reflect the risks inherent in these securities.  Just a few years ago, a similar bond would be trading for 60 cents or less.

In fact, we believe that there is a good chance that many of these debt securities may now be overvalued, and that the possibility of a large, permanent loss of capital is extremely high. Bargains are scarce and selections are quite meager in North America.

We are starting to look at credit default swaps (CDS)
One way of assessing investors' appetite for risk is to check the prices of credit default swap (CDS). In CDS, one party sells credit protection and the other party buys credit protection. Put another way, one party is selling insurance and the counterparty is buying insurance against the default of the third party’s debt.  If the protection buyer does not own debt issued by the third party, then CDS may be viewed as more of an investment transaction by the protection buyer, than a hedging transaction, notwithstanding the insurance-like features of a CDS.  In most CDS, the protection buyer makes the premium payments over the life of the CDS, frequently on a quarterly basis.

We believe that CDS are starting to sell at prices that are becoming interesting. It is not as cheap as it was in 2006-2007 period. We are continuing to monitor CDS prices and may potentially invest in CDS in the future. We are looking at who deals in such investments and we want to examine carefully what counterparty risk we may be exposed to. The mechanics of investing in CDS have changed somewhat from six years ago.

To make money in CDS, you don’t need a default of the third party’s debt. A dislocation in the economy or deterioration in the credit profile of the issuer may cause the CDS price to rise. The negative aspect is that, like insurance, the premium paid for the protection erodes over time and may expire worthless.  There is no guarantee that the Manager will make money on any particular CDS or correctly predict an increase of value in any particular CDS.

Debts at Negative Yields
I never thought that in my lifetime that we would ever see a situation in a developed economy when there is a negative yield on interest rates. Earlier this year, Finland floated five-year notes at a negative yield. It sold 1 billion euros of notes at an interest rate of negative 0.017%. In other words, noteholders or bondholders are willing to pay the government the privilege of holding its notes. And this is not an aberration. Countries like Germany, France, Sweden, Netherlands, Belgium and Austria have seen their two-year sovereign debt trading at negative yields

So, you have come to this ridiculous situation where you can borrow money for free.

The question is how to capitalize on the situation? There are several possible ways of doing that but one way of taking advantage of this type of situation is through an interest rate swap. An interest rate swap is a derivative contract between two counterparties whereby they agree to exchange one stream of interest payments for another, over a set period of time.
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CHOU INCOME FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2015

In our case, we are looking to pay fixed-rate payments and in return, get floating-rate payments since we think that the negative spread will not last long-term.

If we do enter into these contracts, our job is to attempt to quantify the risk of loss from the contracts. In other words, in case we are wrong, we do not want to lose more money than what we may put into these type of securities.

Caution to the Investors
Investors should be advised that we run a highly focused portfolio, frequently just two or three securities may comprise close to 50% of the assets of the Fund. In addition, we have securities that are non-U.S. and could be subjected to geopolitical risks, which may trump or at least negatively impact the financial performance of the company. Also, we may enter into some derivative contracts with regard to CDS and Interest Rate Swaps. Because of these factors, the net asset value of the Fund can be more volatile than normal. However, we are not bothered by this volatility because our focus has always been, and continues to be, on how inexpensive we believe the securities are relative to their intrinsic value.

At period-end our cash position was approximately 28.0% of net assets.

Yours truly,

Francis Chou

Portfolio Manager and CEO

Chou America Management Inc.

The views in this report were those of the Fund manager as of June 30, 2015, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

8

CHOU OPPORTUNITY FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Opportunity Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.40%.  The Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.20% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

9

CHOU INCOME FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Income Fund (the “Fund”) compared with the performance of the benchmark, Barclays Capital U.S. Corporate High Yield Index ("Barclays Index"), since inception. The Barclays Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. The total return of the Barclays Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Barclays Index does not include expenses. The Fund is professionally managed while the Barclays Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.11%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.20% (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation), through May 1, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

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CHOU OPPORUNITY FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

Shares	Security Description	Value

Common Stock - 42.9%
Communications - 1.8%
15,000	Overstock.com, Inc. (a)	$338,100
671,368	UTStarcom Holdings Corp. (a)	1,336,022
		1,674,122
Consumer Discretionary - 12.5%
37,904	Sears Canada, Inc. (a)	230,835
348,167	Sears Holdings Corp. (a)	9,296,059
197,013	Sears Hometown and Outlet Stores, Inc. (a)	1,871,624
		11,398,518
Consumer Staples - 2.2%
46,501	Ascent Capital Group, Inc., Class A (a)	1,987,453
Financials - 2.9%
157,480	Asta Funding, Inc. (a)	1,319,682
225,000	MBIA, Inc. (a)	1,352,250
		2,671,932
Industrials - 5.2%
95,000	Chicago Bridge & Iron Co. NV	4,753,800
Materials - 18.3%
1,481,940	Resolute Forest Products, Inc. (a)	16,671,825

Total Common Stock (Cost $44,329,808)	39,157,650

Warrants - 14.7%
		Exer. Price	Exp. Date
377,430	Bank of America Corp. (a)	$13.20	1/19	2,328,743
350,000	General Motors Co. (a)	18.33	7/19	5,617,500
150,000	JPMorgan Chase & Co. (a)	42.36	10/18	3,712,500
77,400	Wells Fargo & Co. (a)	34.01	10/18	1,740,726

Total Warrants (Cost $7,917,547)	13,399,469

Total Investments - 57.6% (Cost $52,247,355)*	$52,557,119

Other Assets & Liabilities, Net – 42.4%	38,712,693
Net Assets – 100.0%	$91,269,812

(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,983,147
Gross Unrealized Depreciation	(6,673,383)
Net Unrealized Appreciation	$309,764

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$52,557,119
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$52,557,119

The Level 1 value displayed in this table is Common Stock and Warrants. Refer to this Schedule of Investments for a further breakout of each security by type.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2015.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Communications	3.2%
Consumer Discretionary	21.7%
Consumer Staples	3.8%
Financials	5.1%
Industrials	9.0%
Materials	31.7%
Warrants	25.5%

100.0%

See Notes to Financial Statements.	11

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

Shares	Security Description	Value

Equity Securities - 4.6%
Common Stock - 3.3%
Materials - 3.3%
5,369	Centrus Energy Corp., Class A (a)	$22,174
47,613	Resolute Forest Products, Inc. (a)	535,646
		557,820

Total Common Stock (Cost $251,821)	557,820

Rate

Preferred Stock - 1.3%
Financials - 1.3%
13,305	Sears Roebuck Acceptance Corp.	7.00%	172,161
3,400	Sears Roebuck Acceptance Corp.	7.40	44,540
			216,701

Total Preferred Stock (Cost $207,683)	216,701

Total Equity Securities (Cost $459,504)	774,521

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 64.1%
Corporate Convertible Bonds - 34.4%
Communications - 17.2%
$3,000,000	Rainmaker Entertainment, Inc.	8.00%	03/31/16	2,882,306

Consumer Staples - 13.9%
3,000,000	Ascent Capital Group, Inc.	4.00	07/15/20	2,326,875

Financials - 2.4%
850,000	Atlanticus Holdings Corp.	5.88	11/30/35	406,457

Materials - 0.9%
283,000	Fortress Paper, Ltd.	6.50	12/31/16	160,624

Total Corporate Convertible Bonds (Cost $5,887,003)	5,776,262

Principal	Security Description	Rate	Maturity	Value

Corporate Non-Convertible Bonds - 25.1%

Communications - 0.0%
$50,890	Dex Media, Inc. (b)	12.00%	01/29/17	$4,071

Consumer Staples - 17.7%
1,000,000	Avangardco Investments Public, Ltd.	10.00	10/29/15	485,000
1,000,000	Mriya Agro Holding PLC (c)(d)	9.45	04/19/18	161,800
4,700,000	Ukrlandfarming PLC (c)	10.88	03/26/18	2,315,629
				2,962,429

Energy - 3.1%
1,000,000	EXCO Resources, Inc.	8.50	04/15/22	517,500

Financials - 0.8%
212,000	Sears Roebuck Acceptance Corp.	7.00	06/01/32	132,500

Materials - 3.5%
1,168,207	Centrus Energy Corp. (b)	8.00	09/30/19	467,283
135,179	Emerald Plantation Holdings, Ltd. (b)	6.00	01/30/20	121,323
225,000	Sino-Forest Corp. (d)	6.25	10/21/17	844
400,000	Sino-Forest Corp. (d)	6.25	10/21/17	1,500
				590,950

Total Corporate Non-Convertible Bonds (Cost $7,483,933)	4,207,450

Syndicated Loans - 4.6%

221,788	Dex Media West, Inc. (e)	8.00	12/31/16	152,294
1,209,170	RH Donnelley, Inc. (e)	9.75	12/31/16	616,677

Total Syndicated Loans (Cost $1,393,342)	768,971

See Notes to Financial Statments.	12

CHOU INCOME FUND SCHEDULE OF INVESTMENTS JUNE 30, 2015

Value
Total Fixed Income Securities (Cost $14,764,278)	$10,752,683
Total Investments - 68.7% (Cost $15,223,782)*	$11,527,204
Other Assets & Liabilities, Net – 31.3%	5,261,517
Net Assets – 100.0%	$16,788,721

LLC	Limited Liability Company
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,477,429 or 14.8% of net assets.
(d)	Security is currently in default and is on scheduled interest or principal payment.
(e)	Variable rate security. Rate presented is as of June 30, 2015.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$606,508
Gross Unrealized Depreciation	(4,303,086)
Net Unrealized Depreciation	$(3,696,578)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015.

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock	$557,820	$-	$-	$557,820
Preferred Stock	216,701	-	-	216,701
Corporate Convertible Bonds	-	5,776,262	-	5,776,262
Corporate Non-Convertible Bonds	-	4,207,450	-	4,207,450
Syndicated Loans	-	768,971	-	768,971

Total Investments At Value	$774,521	$10,752,683	$-	$11,527,204

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2015.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Common Stock	4.8%
Preferred Stock	1.9%
Corporate Convertible Bonds	50.1%
Corporate Non-Convertible Bonds	36.5%
Syndicated Loans	6.7%
100.0%

See Notes to Financial Statements.	13

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF ASSETS AND LIABILITIES JUNE 30, 2015

CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
Total investments, at value (Cost $52,247,355 and $15,223,782, respectively)	$52,557,119	$11,527,204
Cash	38,464,713	4,694,817
Foreign currency (Cost $0 and $294,732, respectively)	-	277,304
Receivables:
Fund shares sold	11,774	-
Investment securities sold	313,913	-
Interest	5,835	292,712
From investment adviser	-	407
Prepaid expenses	18,717	17,613
Total Assets	91,372,071	16,810,057

LIABILITIES
Accrued Liabilities:
Adviser	Investment adviser fees	78,035	-
Trustees’ fees and expenses	96	19
Fund services fees	5,094	7,261
Other expenses	19,034	14,056
Total Liabilities	102,259	21,336

NET ASSETS	$91,269,812	$16,788,721

COMPONENTS OF NET ASSETS
Paid-in capital	$89,433,760	$20,598,345
Distributions in excess of net investment income	(584,883)	(296,013)
Accumulated net realized gain	2,111,171	200,403
Net unrealized appreciation (depreciation)	309,764	(3,714,014)
NET ASSETS	$91,269,812	$16,788,721
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,423,315	1,846,214
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.30	$9.09
*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	14

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2015

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,995 and $0, respectively)	$11,305	$8,966
Interest income	30,752	894,064
Total Investment Income	42,057	903,030
ser
EXPENSES
Investment adviser fees	491,678	84,358
Fund services fees	81,722	42,549
Custodian fees	5,655	4,977
Registration fees	10,834	10,668
Audit fees	8,209	8,456
Legal fees	10,977	13,584
Trustees' fees and expenses	4,127	4,023
Miscellaneous expenses	13,738	12,343
Total Expenses	626,940	180,958
Fees waived and expenses reimbursed	-	(63,105)
Net Expenses	626,940	117,853

NET INVESTMENT INCOME (LOSS)	(584,883)	785,177

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,266,170	102,686
Foreign currency transactions	-	(1,740)
Net realized gain	1,266,170	100,946
Net change in unrealized appreciation (depreciation) on:
Investments	(11,088,726)	(1,266,612)
Foreign currency translations	-	(12,552)
Net change in unrealizedappreciation (depreciation)	(11,088,726)	(1,279,164)
NET REALIZED AND UNREALIZED LOSS	(9,822,556)	(1,178,218)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,407,439)	$(393,041)

See Notes to Financial Statements.	15

CHOU AMERICA MUTUAL FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND
3		Shares		Shares
NET ASSETS DECEMBER 31, 2013	$66,402,224	$66,402,224	$14,736,857	$14,736,857
OPERATIONS
Net investment income (loss)	(1,029,315)		833,757
Net realized gain	4,200,893		546,033
Net change in unrealized appreciation (depreciation)	1,935,968		(2,485,947)
Increase (Decrease) in Net Assets Resulting from Operations	5,107,546		(1,106,157)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(912,881)
Net realized gain	(3,311,304)		(421,424)
Total Distributions to Shareholders	(3,311,304)		(1,334,305)
CAPITAL SHARE TRANSACTIONS
Sale of shares	33,002,798	2,471,099	6,760,299	586,420
Reinvestment of distributions	3,285,259	239,102	1,313,807	127,121
Redemption of shares	(4,688,450)	(344,984)	(2,851,655)	(254,498)
Redemption fees	542		6,833
Increase in Net Assets from Capital Share Transactions	31,600,149	2,365,217	5,229,284	459,043
Increase in Net Assets	33,396,391		2,788,822
NET ASSETS DECEMBER 31, 2014	$99,798,615		$17,525,679
OPERATIONS
Net investment income (loss)	(584,883)		785,177
Net realized gain	1,266,170		100,946
Net change in unrealized appreciation (depreciation)	(11,088,726)		(1,279,164)
Decrease in Net Assets Resulting from Operations	(10,407,439)		(393,041)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-		(805,231)
CAPITAL SHARE TRANSACTIONS
Sale of shares	2,573,325	196,515	181,526	18,556
Reinvestment of distributions	-	-	792,683	86,632
Redemption of shares	(694,876)	(50,798)	(513,404)	(53,261)
Redemption fees	187		509
Increase in Net Assets from Capital Share Transactions	1,878,636	145,717	461,314	51,927
Decrease in Net Assets	(8,528,803)		(736,958)
NET ASSETS JUNE 30, 2015 (Including line (a))	$91,269,812		$16,788,721
(a) Distributions in excess of net investment income December 31, 2014	$-		$(275,959)
(a) Distributions in excess of net investment income June 30, 2015	$(584,883)		$(296,013)

See Notes to Financial Statements.	16

CHOU OPPORTUNITY FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Year Ended December 31,	July 1, 2010 (a) through
June 30, 2015	2014	2013	2012	2011	December 31, 2010
NET ASSET VALUE, Beginning of Period	$13.71	$13.52	$11.41	$10.00	$12.20	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.08)	(0.18)	0.05	0.32	0.02	(0.09)
Net realized and unrealized gain (loss)	(1.33)	0.84	3.31	2.68	(2.19)	2.29
Total from Investment Operations	(1.41)	0.66	3.36	3.00	(2.17)	2.20
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	(0.19)	(0.40)	(0.01)	—
Net realized gain	—	(0.47)	(1.09)	(1.19)	(0.02)	—
Total Distributions to Shareholders	—	(0.47)	(1.28)	(1.59)	(0.03)	—
REDEMPTION FEES (b)	—	(c)	—	(c)	0.03	—	(c)	—	(c)	—
NET ASSET VALUE, End of Period	$12.30	$13.71	$13.52	$11.41	$10.00	$12.20
TOTAL RETURN	(10.29	)%(d)	4.88%	29.82%	30.81%	(17.78)%	22.00	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$91,270	$99,799	$66,402	$41,132	$56,724	$1,039
Ratios to Average Net Assets:
Net investment income (loss)	(1.19	)%(e)	(1.31)%	0.34%	2.89%	0.15%	(1.60	)%(e)
Net expenses	1.28	%(e)	1.38%	1.48%	1.48%	1.53%	1.75	%(e)
Gross expenses	1.28	%(e)	1.40	%(f)	1.50	%(f)	1.55	%(f)	1.93	%(f)	28.58	%(e)(f)
PORTFOLIO TURNOVER RATE	2	%(d)	29%	56%	17%	11%	33	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	17

CHOU INCOME FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended		For the Years Ended December 31,				July 1, 2010 (a) through
	June 30, 2015		2014	2013	2012	2011	December 31, 2010
NET ASSET VALUE, Beginning of Period
	$9.77		$11.04	$9.87	$8.74	$11.60	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.44		0.51	0.94	1.58	1.30	0.20
Net realized and unrealized gain (loss)	(0.66)		(1.01)	1.28	1.27	(2.86)	1.65
Total from Investment Operations	(0.22)		(0.50)	2.22	2.85	(1.56)	1.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.46)		(0.52)	(1.07)	(1.72)	(1.27)	(0.25)
Net realized gain	—		(0.25)	—	— (c)	(0.03)	—
Total Distributions to Shareholders	(0.46)		(0.77)	(1.07)	(1.72)	(1.30)	(0.25)
REDEMPTION FEES (b)	—	(c)	— (c)	0.02	—	— (c)	—
NET ASSET VALUE, End of Period	$9.09		$9.77	$11.04	$9.87	$8.74	$11.60
TOTAL RETURN	(2.32	)%(d)	(4.83)%	22.86%	34.69%	(13.83)%	18.54	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$16,789	$17,526		$14,737	$6,728	$5,051	$766
Ratios to Average Net Assets:
Net investment income	9.31	%(e)	4.48%	8.39%	16.25%	12.24%	3.82	%(e)
Net expenses	1.40	%(e)	1.50%	1.50%	1.50%	1.50%	1.50	%(e)
Gross expenses (f)	2.15	%(e)	2.11%	3.41%	4.09%	4.71%	33.37	%(e)
PORTFOLIO TURNOVER RATE	5	%(d)	17%	40%	23%	17%	0	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	18

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Note 1. Organization

The Chou Opportunity Fund and Chou Income Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Chou America Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Chou Opportunity Fund’s investment objective is to seek long-term growth of capital. Chou Income Fund’s investment objective is to provide capital appreciation and income production, with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a

19

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

different Net Asset Value ("NAV") than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are

20

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2015, Chou Opportunity Fund and Chou Income Fund held $38,214,713 and $4,444,817 respectively as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Chou America Management Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Rafferty Capital Markets, LLC serves as each Fund’s distributor (the “Distributor”). The Trust has adopted a Rule 12b-1 plan under which the Funds may pay an annual fee of up to 0.25% of the average daily net assets of the Funds for distribution services and/or the servicing of shareholder accounts.  The Board has not authorized the Funds to pay a Rule 12b-1 fee at this time. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Trustee an annual retainer fee of $8,000 for service to the Trust.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

21

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Effective July 1, 2015, each Independent Trustee is paid an annual retainer fee of $8,240 and the Audit and Compliance Committee Chairperson receives an additional retainer fee of $3,000.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.20% of the average daily net assets of the Chou Opportunity Fund and Chou Income Fund through May 1, 2016 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). Effective May 1, 2015, the expense caps for the Funds changed from 1.50% to 1.20%. For the period ended June 30, 2015, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Total Fees Waived and Expenses Reimbursed
Chou Income Fund	$62,274	$831	$63,105

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2015, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$4,921,382	$1,266,170
Chou Income Fund	641,250	708,668

Note 7. Federal Income Tax

As of December 31, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total
Chou Opportunity Fund	$444,668	$530,813	$11,268,010	$12,243,491
Chou Income Fund	25,513	99,457	(2,736,322)	(2,611,352)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities in Chou Opportunity Fund and Chou Income Fund are primarily due to wash sale and straddles for Chou Opportunity Fund and contingent payment debt instruments for Chou Income Fund.

Note 8. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

22

CHOU AMERICA MUTUAL FUNDS NOTES TO FINANCIAL STATEMENTS JUNE 30, 2015

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

23

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION JUNE 30, 2015

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015, through June 30, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24

CHOU AMERICA MUTUAL FUNDS ADDITIONAL INFORMATION JUNE 30, 2015

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2015	June 30, 2015	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$897.15	$6.02	1.28%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.45	$6.41	1.28%
Chou Income Fund
Actual	$1,000.00	$976.84	$6.86	1.40%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.85	$7.00	1.40%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

25

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Rafferty Capital Markets, LLC
1010 Franklin Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

243-SAR-0615

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Chou America Mutual Funds

By           /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           August 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By            /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           August 25, 2015

By           /s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer

Date           August 25, 2015